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                                                                   Exhibit 10.37

ThePrudential [LOGO]                              Prudential Capital Group
                                                  One Gateway Center, 11th Floor
                                                  7-43 Raymond Boulevard West
                                                  Newark, NJ 07102 5311
                                                  Fax: 201 802-3200



                                                                   June 20, 1996

The Lenfest Group
200 Cresson Boulevard
P.O. Box 989
Oaks, Pennsylvania 19456-0989

     RE: The Note Agreement dated as of September 14, 1988 and the Note Agreement dated May 22, 1989, each between Lenfest Communications, Inc. (the "Company") and the purchasers named therein
          -------------------------------------------------------------------

Ladies and Gentlemen:

         We are in receipt of your letter dated June 11, 1996 regarding the issuance by the Company of $300 million of senior subordinated notes. The undersigned consents to the issuance of the senior subordinated notes on the terms of the draft indenture dated June 3, 1996, provided that the yield-maintenance premium and other liabilities of the Company to the noteholders under the respective note agreements are treated as "Senior Indebtedness" and that the note agreements shall be and are hereby deemed to be amended to provide that any redemptions, repurchases, prepayments or defeasance of any of the senior subordinated notes by the Company or any of its affiliates shall be included in the definition of "Restricted Payments" under the note agreements and must comply with paragraph 6C of each of the note agreements. It is understood that a formal amendment to the note agreements memorializing this change will be executed by the Company as soon as practicable.


                                        Vert truly yours,


                                        THE PRUDENTIAL INSURANCE COMPANY
                                          OF AMERICA

                                        By:  /s/ Yvonne Guejardo
                                             ------------------------------
                                             Vice President